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                          COLUMBIA FUNDS SERIES TRUST
                       COLUMBIA INTERNATIONAL VALUE FUND
                           COLUMBIA GLOBAL VALUE FUND
                              CLASS A AND Z SHARES
                                 (THE "FUNDS")

                        SUPPLEMENT DATED MARCH 13, 2006
                     TO PROSPECTUSES DATED NOVEMBER 1, 2005

     Effective immediately, the prospectuses for Class A and Class Z shares of the Funds are hereby supplemented by adding the following sentence at the end of the first paragraph of the section entitled "PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER":

    The Fund is also open to investments by certain institutional and separately managed account (SMA) investors that are pre-existing clients of Brandes as of the date of this supplement.

     Effective on or about April 3, 2006, the prospectuses for Class A and Class Z shares of the Funds are hereby supplemented by adding the following sentence at the end of the first paragraph of the section entitled "PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER":

    The Fund is also open to investments by the Trustees of Columbia Funds Series Trust; employees of the Adviser, Brandes or their affiliates, including their immediate family members; and Bank of America and Brandes retirement plans.

INT-47/107663-0306